      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 9, 1998

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  FORM 8-A/A
                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

           SALOMON SMITH BARNEY HOLDINGS INC.                                         TARGETS TRUST I
   (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)                (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                        DELAWARE                                                          DELAWARE
             (STATE OR OTHER JURISDICTION OF                                  (STATE OR OTHER JURISDICTION OF
             INCORPORATION OR ORGANIZATION)                                    INCORPORATION OR ORGANIZATION)

                       22-1660266                                                        13-4000891
          (I.R.S. EMPLOYER IDENTIFICATION NO.)                              (I.R.S. EMPLOYER IDENTIFICATION NO.)

                 388 GREENWICH STREET                                                       10013
                  NEW YORK, NEW YORK                                                      (ZIP CODE)
                (ADDRESS OF PRINCIPAL
                  EXECUTIVE OFFICES)


If this Form relates to the registration of a class of securities and is effective upon filing pursuant to General Instruction A(c)(1) please check the following box. / /

If this Form relates to the registration of a class of securities and is to become effective simultaneously with the effectiveness of a concurrent registration statement under the Securities Act of 1933 pursuant to General Instruction A(c)(2) please check the following box. /X/


Securities to be registered pursuant to Section 12(b) of the Act:

            TITLE OF EACH CLASS                                             NAME OF EACH EXCHANGE ON WHICH
            TO BE SO REGISTERED                                             EACH CLASS IS TO BE REGISTERED
            -------------------                                             ------------------------------
Targeted Growth Enhanced Terms Securities                                   Chicago Board Options Exchange
("TARGETS(SM)") With Respect to the Common Stock of
Cisco Systems, Inc.

Securities to be registered pursuant to Section 12(g) of the Act:

                                      None
                                (TITLE OF CLASS)

ITEM 1.      DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

          For a description of the securities to be registered hereunder, reference is made to the information under the headings "Summary," "Risk Factors" and "Description of the TARGETS" on pages 5 through 8, 9 through 12 and 18 through 33, respectively, of the registrants' Prospectus, Subject to Completion, dated May 8, 1998 (Registration No. 333-45529), which information is hereby incorporated herein by reference and made part of this application in its entirety.

ITEM 2.      EXHIBITS.

          99 (A). Prospectus, Subject to Completion, dated May 8, 1998, incorporated by reference to Amendment No. 2 to the Registration Statement on Form S-3 of Salomon Smith Barney Holdings Inc. (the "Company") and TARGETS Trust I (the "Trust") filed with the Securities and Exchange Commission on May 8, 1998 (No. 333-45529).

          99 (B). Certificate of Trust of TARGETS Trust I, incorporated by reference to Exhibit 4(a) to the Registration Statement on Form S-3 of the Company and the Trust filed with the Securities and Exchange Commission on February 3, 1998 (No. 333-45529).

          99 (C). Form of Amended and Restated Declaration of Trust of TARGETS Trust I, incorporated by reference to Exhibit 4(b) to Amendment No. 1 to the Registration Statement on Form S-3 of the Company and the Trust filed with the Securities and Exchange Commission on March 26, 1998 (No. 333-45529).

          99 (D). Form of TARGETS Guarantee Agreement between the Company and The Chase Manhattan Bank, as Guarantee Trustee, incorporated by reference to
Exhibit 4(c) to Amendment No. 1 to the Registration Statement on Form S-3 of the Company and the Trust filed with the Securities and Exchange Commission on March 26, 1998 (No. 333-45529).

          99 (E). Indenture between the Company and The Chase Manhattan Bank, as Trustee, incorporated by reference to Exhibit 4(d) to Amendment No. 1 to the Registration Statement on Form S-3 of the Company and the Trust filed with the Securities and Exchange Commission on March 26, 1998 (No. 333-45529).

          99 (F). Form of TARGETS (included in Exhibit 99 (C)).

          99 (G). Form of Forward Contract (included in Exhibit 99 (E)).

          Other securities issued by Salomon Smith Barney Holdings Inc. are listed on the Chicago Board Options Exchange.

                                    SIGNATURE

                  Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement or amendment thereto to be signed on its behalf by the undersigned, thereunto duly authorized.

                                             Salomon Smith Barney Holdings Inc.
                                             (Registrant)




Date: June 9, 1998                           By: /s/ Mark I. Kleinman
                                                -------------------------------
                                                  Name:   Mark I. Kleinman
                                                  Title:  Deputy Treasurer



                                             Targets Trust I
                                             (Registrant)




Date: June 9, 1998                           By: /s/ Michael J. Day
                                                -------------------------------
                                                  Name:   Michael J. Day
                                                  Title:  Regular Trustee

                                INDEX TO EXHIBITS

        Exhibit No.                                               Exhibit
        -----------                                               -------
           99 (A).                            Prospectus, Subject to Completion, dated May 8, 1998,
                                              incorporated by reference to Amendment No. 2 to the
                                              Registration Statement on Form S-3 of Salomon Smith
                                              Barney Holdings Inc. (the "Company") and TARGETS Trust I
                                              (the "Trust") filed with the Securities and Exchange
                                              Commission on May 8, 1998 (No. 333-45529).

           99 (B).                            Certificate of Trust of TARGETS Trust I, incorporated by
                                              reference to Exhibit 4(a) to the Registration Statement
                                              on Form S-3 of the Company and the Trust filed with the
                                              Securities and Exchange Commission on February 3, 1998
                                              (No. 333-45529).

           99 (C).                            Form of Amended and Restated Declaration of Trust of
                                              TARGETS Trust I, incorporated by reference to Exhibit
                                              4(b) to Amendment No. 1 to the Registration Statement on
                                              Form S-3 of the Company and the Trust filed with the
                                              Securities and Exchange Commission on March 26, 1998 (No.
                                              333-45529).

           99 (D).                            Form of TARGETS Guarantee Agreement between the Company
                                              and The Chase Manhattan Bank, as Guarantee Trustee,
                                              incorporated by reference to Exhibit 4(c) to Amendment
                                              No. 1 to the Registration Statement on Form S-3 of the
                                              Company and the Trust filed with the Securities and
                                              Exchange Commission on March 26, 1998 (No. 333-45529).

           99 (E).                            Indenture between the Company and The Chase Manhattan
                                              Bank, as Trustee, incorporated by reference to Exhibit
                                              4(d) to Amendment No. 1 to the Registration Statement on
                                              Form S-3 of the Company and the Trust filed with the
                                              Securities and Exchange Commission on March 26, 1998 (No.
                                              333-45529).

           99 (F).                            Form of TARGETS (included in Exhibit 99 (C)).

           99 (G).                            Form of Forward Contract (included in Exhibit 99 (E)).